UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report July 24, 2003

Commission file number 1-10948

OFFICE DEPOT, INC.

(Exact name of registrant as specified in its charter)

Delaware	59-2663954

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2200 Old Germantown Road, Delray Beach, Florida	33445

(Address of principal executive offices)	(Zip Code)

(561) 438-4800

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

SIGNATURE
EX-99.1 Press Release dated July 24, 2003

ITEM 9.   INFORMATION FURNISHED PURSUANT TO SEC REGULATIONS FD & G

On July 24, 2003, Office Depot, Inc. issued a press release announcing its financial performance, including earnings for its fiscal second quarter ended June 28, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

99.1   Press release of Office Depot, Inc. issued on July 24, 2003.

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SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OFFICE DEPOT, INC.

Date:	July 24, 2003	By: /S/ DAVID C. FANNIN

David C. Fannin Executive Vice President and General Counsel

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